UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 24, 2006
                Date of Report (Date of earliest event reported)

                                NYSE GROUP, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                     001-32829                 20-2786071
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                      Identification No.)


          11 WALL STREET
        NEW YORK, NEW YORK                                   10005
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (212) 656-3000

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        As previously announced, on June 1, 2006, NYSE Group, Inc., a Delaware corporation ("NYSE Group"), and Euronext N.V., a company organized under the laws of The Netherlands ("Euronext"), entered into a Combination Agreement (the "Original Combination Agreement"), pursuant to which NYSE Group and Euronext agreed to combine their respective businesses (the "combination") and become subsidiaries of a newly formed holding company, NYSE Euronext, Inc. ("NYSE Euronext").

        On November 24, 2006, NYSE Group and Euronext amended and restated the Original Combination Agreement (the "Amended Combination Agreement") to, among other things:

     o increase the size of the NYSE Euronext board of directors immediately following the combination from 20 to 22 members;

     o increase the size of the NYSE Euronext management committee from 12 to 14 members;

     o change the termination date from January 31, 2007 (subject to extension under certain circumstances to March 31, 2007) to February 28, 2007 (subject to extension under certain circumstances to April 30, 2007); and

     o attach different forms of the amended and restated NYSE Euronext certificate of incorporation and amended and restated NYSE Euronext bylaws that will be in effect after the combination.

        A copy of the Amended Combination Agreement is attached hereto as
Exhibit 2.1, and the description contained herein is qualified in its entirety by reference to the full text of the Amended Combination Agreement.

ITEM 8.01  OTHER EVENTS

        On November 28, 2006, NYSE Group and NASD issued a joint press release announcing that the they had signed a non-binding letter of intent to consolidate their member regulation operations into a new self-regulatory organization (SRO) that will be the private sector regulator for all securities brokers and dealers doing business with the public in the United States. The press release and an overview of the consolidation plan are attached as Exhibit
99.1 and 99.2, respectively, hereto. The non-binding letter of intent has been unanimously approved by the NASD Board of Governors and the Boards of Directors of NYSE Regulation, Inc. and NYSE Group. The transaction is subject to completion of definitive documentation and customary closing conditions. The transaction will require certain amendments to the NASD by-laws, which are subject to an NASD member vote, and is subject to the execution of a definitive agreement. The plan also is subject to review and approval by the U.S. Securities and Exchange Commission.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(D)     EXHIBITS

Exhibit Number   Description

2.1 Amended and Restated Combination Agreement, dated as of November 24, 2006, by and among NYSE Group, Inc., Euronext N.V., NYSE Euronext, Inc., and Jefferson Merger Sub, Inc.(1)

99.1 Press release entitled "NASD and NYSE Group Announce Plan to Consolidate Regulation of Securities Firms," dated November 28, 2006.

99.2             NASD/NYSE Regulatory Consolidation Overview.



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(1) Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of
    Regulation S-K. NYSE Group hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            NYSE GROUP, INC.

Dated: November 28, 2006                    By: /s/ Rachel F. Robbins
                                               ---------------------------------
                                            Name:   Rachel F. Robbins
                                            Title:  Executive Vice President
                                                    and General Counsel